UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 2, 2005

PalmSource, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-50402	77-0586278
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1188 East Arques Avenue, Sunnyvale CA	94085-4602
(Address of principal executive offices)	(Zip Code)

(408) 400-3000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d) Effective May 2, 2005, the board of directors of PalmSource, Inc. (the “Company”), appointed Andre Dahan as a director. Mr. Dahan will serve as one of the Company’s Class II directors until the 2005 annual meeting of stockholders or until his earlier resignation or removal. As a director, Mr. Dahan will be entitled to the standard director compensation as disclosed in the 2004 Proxy Statement for the Annual Meeting of Stockholders filed on September 23, 2004.

The press release announcing Mr. Dahan’s appointment to the board of directors is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

The following exhibits are furnished with this report:

99.1.	Press release issued by PalmSource, Inc. on May 3, 2005 announcing the appointment of a new director to the Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PalmSource, Inc.

Date: May 3, 2005	By:	/s/ Jeanne Seeley
Jeanne Seeley
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibits.
99.1	Press release issued by PalmSource, Inc. on May 3, 2005 announcing the appointment of a new director to the Board of Directors